UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 10, 2020

FORUM MERGER II CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-38615	82-5457906
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1615 South Congress Avenue, Suite 103

Delray Beach, FL 33445

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 739-7860

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one redeemable warrant	FMCIU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	FMCI	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Class A common stock	FMCIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

First Amendment to the Agreement and Plan of Merger

On August 10, 2020, Forum Merger II Corporation, a Delaware corporation (“Forum” or the “Company”), entered into an amendment (the “Amendment”) to that certain Agreement and Plan of Merger entered into on June 11, 2020 (the “Merger Agreement”) with Sprout Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Forum (“Merger Sub”), Myjojo, Inc., a Delaware corporation (“Ittella Parent”) and Salvatore Galletti, in his capacity as the holder representative. Pursuant to the transactions contemplated by the terms of the Merger Agreement, and subject to the satisfaction or waiver of certain conditions set forth therein, Merger Sub will merge with and into Ittella Parent (the “Merger”), with Ittella Parent surviving the merger in accordance with the Delaware General Corporation Law as a wholly owned subsidiary of Forum (the transactions contemplated by the Merger Agreement and the related ancillary agreements, the “Business Combination”).

Pursuant to the Amendment, the Merger Agreement was revised to (i) identify an updated delivery deadline for the PCAOB Audited Financial Statements (as defined in the Merger Agreement) by Ittella Parent to the Company as August 14, 2020, (ii) address a scrivener’s error in the form of Registration Rights Agreement and add Project Lily, LLC as a party thereto, (iii) reflect White & Case LLP as primary counsel to Forum following the signing of the Merger Agreement, (iv) change the Termination Date in the Merger Agreement to November 15, 2020 and (v) carve out any Indebtedness (as defined in the Merger Agreement) of Forum or its subsidiaries paid off at the closing of the Business Combination (the “Closing”) through the funds flow from the definition of “Additional Available Cash Consideration” in Annex I of the Merger Agreement. The Closing is expected to take place in early October, as soon as practicable after the special meeting, subject to the satisfaction or waiver of the closing conditions in the Merger Agreement.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by the terms and conditions of the Amendment, a copy of which is attached as Exhibit 2.1 hereto and is incorporated by reference herein.

Item 7.01 Regulation FD Disclosure

The Company expects the closing of the Business Combination to occur in early October, as soon as practicable after the stockholder meeting held to approve the Business Combination, subject to the satisfaction or waiver of the closing conditions in the Merger Agreement. As a result of the need for additional time for the Securities and Exchange Commission to complete its review of the Company’s proxy statement related to the Business Combination, the Company expects to seek stockholder approval of an extension of the deadline by which the Company must complete the Business Combination under its amended and restated certificate of incorporation from September 30, 2020 to October 30, 2020.

Important Information About the Business Combination and Where to Find It

In connection with the Business Combination, Forum has filed a preliminary proxy statement and intends to file a definitive proxy statement, when available, with the Securities and Exchange Commission (the “SEC”). Forum will mail a definitive proxy statement and other relevant documents to its stockholders. Forum intends to file a preliminary proxy statement in connection with any extension to the deadline to consummate the Business Combination. Forum’s stockholders and other interested persons are advised to read the preliminary proxy statement and, when available, any amendments thereto and the definitive proxy statement and documents incorporated by reference therein filed in connection with the Business Combination and any extension, as these materials will contain important information about Forum, Ittella Parent and the Business Combination. When available, the definitive proxy statement and other relevant materials for the Business Combination will be mailed to stockholders of Forum as of a record date to be established for voting on the Business Combination. Stockholders will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to: Forum Merger II Corporation, 1615 South Congress Avenue, Suite 103, Delray Beach, FL 33445, Attention: Secretary, telephone: (212) 739-7860.

Participants in the Solicitation

Forum and its directors and executive officers may be deemed participants in the solicitation of proxies from Forum’s stockholders with respect to the Business Combination and any extension of the deadline to consummate the Business Combination. A list of the names of those directors and executive officers and a description of their interests in Forum is contained in the preliminary proxy statement and, when available, the definitive proxy statement relating to the Business Combination, which are filed with the SEC and are available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Forum Merger II Corporation, 1615 South Congress Avenue, Suite 103, Delray Beach, FL 33445, Attention: Secretary, telephone: (212) 739-7860. Additional information regarding the interests of such participants will be contained in the proxy statement for the Business Combination when available.

Ittella Parent and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Forum in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination will be included in the proxy statement for the Business Combination.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forum and Ittella Parent’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Forum’s and Ittella Parent’s expectations with respect to future performance and anticipated financial impacts of the Business Combination, the satisfaction of the closing conditions to the Business Combination and the timing of the completion of the Business Combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside Forum’s and Ittella Parent’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement or could otherwise cause the Business Combination to fail to close; (2) the outcome of any legal proceedings that may be instituted against Forum or Ittella Parent following the announcement of the Merger Agreement and the Business Combination; (3) the inability to complete the Business Combination, including due to failure to obtain approval of the stockholders of Forum or other conditions to closing in the Merger Agreement; (4) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the Business Combination; (5) the inability to obtain the listing of the ordinary shares of the post-acquisition company on the Nasdaq Stock Market or any alternative national securities exchange following the Business Combination; (6) the risk that the announcement and consummation of the Business Combination disrupts current plans and operations; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (8) costs related to the Business Combination; (9) changes in applicable laws or regulations; (10) the possibility that Ittella Parent may be adversely affected by other economic, business, and/or competitive factors; (11) the impact of COVID-19 on the combined company’s business; and (12) other risks and uncertainties indicated from time to time in the proxy statement to be filed relating to the Business Combination, including those under “Risk Factors” therein, and in Forum’s other filings with the SEC. Some of these risks and uncertainties may in the future be amplified by the COVID-19 outbreak and there may be additional risks that Forum considers immaterial or which are unknown. Forum cautions that the foregoing list of factors is not exclusive. Forum cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Forum does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act, or an exemption therefrom.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	First Amendment to the Agreement and Plan of Merger, dated as of August 10, 2020, by and among Forum Merger II Corporation, Sprout Merger Sub, Inc., Myjojo, Inc., and Salvatore Galletti.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORUM MERGER II CORPORATION

Dated: August 11, 2020	By:	/s/ David Boris
		Name:	David Boris
		Title:	Co-Chief Executive Officer and Chief Financial Officer

3